2014 Stockholder Meeting

HMS Income Fund

INVEST IN THE POWER OF AMERICAN INGENUITY.™ INVEST IN AMERICAN BUSINESSES.

Chairman, CEO and President
Sherri Schugart

Investment Committee Chair
Ali Palomo

HMS Income Fund - 2014 Stockholder Meeting

Company Overview

- HMS Income Fund was formed in 2011 as a public, non-listed business development company that focuses on providing investors relatively steady income and moderate capital appreciation.

- The company’s primary strategy is to make debt investments in syndicated loans of middle-market companies as well as debt and equity investments in lower middle-market companies.

- HMS Income is sponsored and managed by Hines and Main Street Capital.

HMS Income Fund - 2014 Stockholder Meeting

Sponsor Overview

- Hines has responsibility for capital raising, reviewing and approving all investments, and all other corporate operations and administration.
- Hines has sponsored two other public, non-listed real estate investment trusts which have collectively raised and invested more than $5 billion of investors capital.
- Hines has over 55 years of experience in the commercial real estate industry with specific experience in capital raising, underwriting, credit evaluation, valuations, transaction structuring and corporate administration.

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Sponsor Overview

- Main Street Capital has responsibilities for identifying, evaluating and recommending investments to HMS Income Fund as well as overall portfolio management.
- Main Street is a publicly traded business development company with over $1.5 billion in capital under management and an impressive track record throughout its history.
- Main Street has a unique group of professionals with more than 100 years of collective experience in banking, investment funds and other financial services firms.

Investment Strategy Overview

- Primary objective: Generate income through debt and equity investments
- The secondary objective is to generate long-term capital appreciation through such investments, primarily through its equity investments
- Moderate leverage
- Total Return
  - Pay regular cash distributions
  - Achieve attractive total returns upon ultimate liquidity event

HMS Income Fund - 2014 Stockholder Meeting

Fund Overview as of June 30, 2014

- Raised $133.5 million in current public offering including proceeds from the distribution reinvestment plan
- Leverage of approximately 39%
- NAV per share – $8.85
- Distributions
  - 7% annualized distribution rate based on $10 share price.
- Alignment of Interest with Stockholders
  - Hines committed to waive management and incentive fees from inception through December 31, 2014.
  - Hines providing expense support to Fund which was approximately $153,000 in 2013

HMS Income Fund - 2014 Stockholder Meeting

Flexible Investment Strategy

Typical BDCs

Loans of:

Large-Market Firms

$3B - $25B revenue

POTENTIAL RETURN

Income from interest earned on loans

HMS Income Fund

Loans of:

Middle-Market Firms

$150M - $3B revenue

Self-originated loans to:

Lower Middle-Market Firms

$10M - $150M revenue

POTENTIAL RETURN

Income from interest earned on loans

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Income from interest earned on loans

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Income potential from dividends on equity investments

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Potential for capital appreciation and gains from equity investments

HMS Income Fund

Target Investments

- Established companies with histories of positive and stable free cash flow with focus on basic industries that are integral to the American economy
- Firms with experienced and committed management teams
- Strong franchises with sustainable competitive advantages and niche or market leadership positions
- Industries with positive long-term dynamics

HMS Income Fund - 2014 Stockholder Meeting

Portfolio Update as of June 30, 2014

- Aggregate fair value, $248.7 million; cost basis, $247.9 million
- 86 Portfolio Investments
  - 81 Syndicated Investments
  - 4 Lower Middle Market Debt Investments
  - 1 Lower Middle Market Equity Investments
- Weighted average effective yield on assets: 7.1%
- 90.3% of private placement investments invested in first lien secured debt
- No investments on non-accrual status
- 92.6% variable rate debt investments
- Weighted average credit rating - B

HMS Income Fund - 2014 Stockholder Meeting

2014 Accomplishments

- Significant fund growth
- Additional debt financing and capital availability
- Obtained Exemptive Relief from the SEC
  - Originated first LMM deal with Main Street in May 2014
- Share repurchases
  - In September 2013, began quarterly tender offers at NAV

Priorities for the Future

- Continue ramp up of capital raise and invest in attractive opportunities
- Continue to invest in more LMM opportunities

HMS Income Fund

INVEST IN THE POWER OF AMERICAN INGENUITY.™ INVEST IN AMERICAN BUSINESSES.